UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2009

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 7, 2009, Pfizer Inc. issued a press release announcing the operating structure of the Company and certain senior leadership positions that will be effective upon the closing of its acquisition of Wyeth. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. On April 7, 2009, Pfizer also distributed a letter from Pfizer Chairman and CEO, Jeffrey B. Kindler, to Pfizer's employees. A copy of the letter to employees is attached hereto as Exhibit 99.2 and is incorporated by reference herein..

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
99.1	Pfizer Inc. Press Release dated April 7, 2009
99.2	Letter to Pfizer Employees

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Matthew Lepore Matthew Lepore
Title: Vice President, Chief Counsel - Corporate Governance, and Assistant General Counsel
Dated: April 7, 2009

EXHIBIT INDEX

Exhibit No.	Description
99.1	Pfizer Inc. Press Release dated April 7, 2009
99.2	Letter to Pfizer Employees